                                  PROMISSORY NOTE


$1,000,000                                               Seattle, Washington

January 26, 1998


     FOR VALUE RECEIVED, the undersigned, Olympic Cascade Financial Corporation, a Delaware corporation having an address at 1001 Fourth Avenue, Suite 2200, Seattle, Washington, 98154, ("Maker"), promises to pay to the order of LVE, LLC, a New York limited liability company ("Payee") at c/o Douglas Elliman Gibbons & Ives, 575 Madison Avenue, New York, New York 10022, or at such other place as Payee may from time to time designate by written notice to Maker, in lawful money of the United States, the sum of One Million Dollars ($1,000,000), plus interest from the date of this Note on the unpaid balance. All principal and interest is to be paid as set forth below. Maker further agrees as follows:

SECTION 1.     INTEREST RATE.

     (a) Interest shall accrue at a rate equal to eight percent (8%) per annum.

     (b) Interest shall be computed on the basis of a year of 360 days for the actual number of days elapsed. After maturity (whether by acceleration or otherwise, and before as well as after judgment), all unpaid principal and interest shall bear interest until it is paid at five percent (5%) in excess of the rate otherwise applicable to the unpaid balance under this Note.

SECTION 2.     PAYMENTS.

               (a) Principal shall be due and payable in twenty-four equal installments (each a "Principal Payment") commencing on December 31, 2000 and continuing on the last day of each month (each a "Principal Payment Date") through November 30, 2002 ("Maturity") unless Maker makes demand as set forth pursuant to Section 2(c) below.

               (b) During the first three years of this Note accrued interest shall be payable in arrears on a quarterly calendar basis commencing March 30, 1998. Thereafter, accrued interest shall be paid on each Principal Payment Date.

               (c) If Maker completes one or more public offerings or private placements of debt or equity securities, having gross proceeds in the aggregate of at least $5,000,000 (a "Financing") Maker shall give notice to Payee within five (5) days of the closing of such Financing. Payee shall have twenty-five (25) days from receipt of such notice to demand that the principal and all accrued interest under this Note be then due and payable.


               (d) Maker shall have the right to prepay this Note in full or in part at any time without penalty.

SECTION 3.     DEFAULT.

               It shall be an event of default ("Event of Default"), and the entire unpaid principal of this Note, together with accrued interest, shall become immediately due and payable, at the election of Payee, upon the occurrence of any of the following events:

               (a) any failure on the part of Maker to make any payment when due, whether by acceleration or otherwise, and the continuation of such failure for a period of five (5) business days thereafter;

               (b) any failure on the part of Maker to keep or perform any of the material provisions (other than payment) of this Note or any amendment thereof, which failure is not cured within ten (10) days;

               (c) any failure on the part of Maker to pay any material debt within sixty (60) days of its due date (except where contested in good faith);

               (d) Maker shall commence (or take any action for the purpose of commencing) any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute;

               (e) a proceeding shall be commenced against Maker under any bankruptcy, reorganization, arrangement, readjustment of debt, moratorium or similar law or statute and relief is ordered against it, or the proceeding is controverted but is not dismissed within sixty (60) days after the commencement thereof;

               (f) Maker consents to or suffers the appointment of a receiver, trustee or custodian to any substantial part of its assets that is not vacated within thirty (30) days;

               (g) Maker consents to or suffers an attachment, garnishment, execution or other legal process against any of its assets that is not released within thirty (30) days;

SECTION 4.     SUBORDINATION.

               This note shall be subordinated to Maker's loan agreement with Seafirst Bank, dated September 16, 1997, in the principal amount of $900,000 (the "Seafirst Loan"); provided, however, that Maker may make all payments of interest and principal hereunder if no event of default under the Seafirst Loan has occurred and is continuing at the time of such payments. Maker shall not incur any other indebtedness which is senior to this Note without the prior written consent of the Payee.

SECTION 5.     JURISDICTION.

               Maker irrevocably submits to the exclusive jurisdiction of the courts of the State of New York, and of any federal court located in the State of New York, in connection with any action or proceeding arising out of or relating to, or a breach of, this Note. Maker agrees that such court may award reasonable legal fees and expenses to the prevailing party.

SECTION 6.     WAIVERS.

               (a) Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note.

               (b) Maker agrees that a waiver of rights under this Note shall not be deemed to be made by Payee unless such waiver shall be in writing, duly signed by Payee, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Payee or the obligations of Maker in any other respect at any other time.

               (c) Maker agrees that in the event Payee demands or accepts partial payment of this Note, such demand or acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.

               (d) Maker agrees and acknowledges that Payee may disclose to any other Obligor confidential information relating to this Note, and waives, to the full extent permitted by law, any right to privacy or similar right under federal or state laws which Maker may have with respect to such disclosures.

               (e) In any action or proceeding arising out of or relating to this Note, Maker waives (to the full extent permitted by law) all right to a trial by jury or to plead as a defense any statute of limitations or any other similar law or equitable doctrine.

SECTION 7.     COLLECTION COSTS.

               Maker will upon demand pay to Payee the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether or not suit is instituted) and of any experts and agents, which Payee may incur in connection with the following: (i) the enforcement of this Note; and (ii) the enforcement of payment of all obligations of Maker by any action or participation in, or in connection with, a case or proceeding under Chapters 7, 11, or 13 of the Bankruptcy Code, or any successor statute thereto.

SECTION 8.     ASSIGNMENT OF NOTE.

               Maker may not assign or transfer this Note or any of its obligations under this Note in any manner whatsoever (including, without limitation, by the consolidation or merger of Maker, if a corporation, with or into another corporation) without the prior written consent of Payee. The Note may be assigned at any time by Payee. Maker agrees not to assert against any assignee of this Note any claim or defense which Maker may have against any assignor of this Note.

SECTION 9.     MISCELLANEOUS.

               (a) This Note may be altered only by prior written agreement signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

This Note may not be modified by an oral agreement, even if supported by new consideration.

               (b) This Note shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to such jurisdiction's principles of conflict of laws.

               (c) Subject to Section 8, the covenants, terms, and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the parties.

               (d) This Note constitute a final written expression of all the terms of the agreement between the parties regarding the subject matter hereof, are a complete and exclusive statement of those terms, and supersede all prior and contemporaneous agreements, understandings, and representations between the parties. If any provision or any word, term, clause, or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.

               (e) The singular includes the plural. If more than one Maker executes this Note, the term "Maker" shall be deemed to refer to each of the undersigned Makers as well as to all of them, and their obligations and agreements under this Note shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for all of his or her obligations under this Note. The term "Obligor" shall be deemed to refer to each Maker, endorser, guarantor, or surety of this Note as well as to all of them. The term "Payee" shall include the initial party to whom payment is designated to be made and, in the event of an assignment of this Note, the successor assignee or assignees, and, as to each successive additional assignment, such successor assignee or assignees.

               (f) All notices, consents, or other communications provided for in this Note or otherwise required by law shall be in writing and may be given to or made upon the respective parties at the addresses set forth in the preamble hereof. Such addresses may be changed by notice given as provided in this subsection. Notices shall be effective upon the date of receipt; provided, however, that a notice (other than a notice of a changed address) sent by certified or registered U.S. mail, with postage prepaid, shall be presumed received not later than three (3) business days following the date of sending.

               (g)  Time is of the essence under this Note.

               IN WITNESS WHEREOF, Maker has executed this Note effective as of the date first set forth above.



                                 OLYMPIC CASCADE FINANCIAL CORPORATION


                                 By:
                                    -------------------------------------------
                                     Steven A. Rothstein
                                     Chairman

THIS WARRANT AND ANY SHARES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR UNDER ANY STATE SECURITIES LAW AND SUCH SECURITIES MAY NOT BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY OR COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE PLEDGED, SOLD, ASSIGNED, HYPOTHECATED, OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

THE TRANSFER OF THIS WARRANT AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF IS RESTRICTED AS DESCRIBED HEREIN.


                        OLYMPIC CASCADE FINANCIAL CORPORATION

                 WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK,
                               $.02 PAR VALUE PER SHARE

No. 4

     THIS CERTIFIES that, for $1575 and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, LVE, LLC (the "Holder"), is entitled to subscribe for and purchase from Olympic Cascade Financial Corporation, a Delaware corporation (the "Company"), upon the terms and conditions set forth herein, at any time or from time to time, during the period commencing on the date hereof (January 26, 1998) and expiring at 5:00 p.m. on November 31, 2002 (the "Exercise Period"), 157,500 shares of the Company's common stock, $.02 par value per share ("the Common Stock"), at a price (the "Exercise Price") per share of Common Stock equal to $5.34. As used herein, the term "this Warrant" shall mean and include this Warrant and any Warrant or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. This Warrant is issued to the original Holder in connection with the loan by Holder to the Company of $1,000,000. As used herein, the term "Holder" shall include any transferee to whom this Warrant has been transferred in accordance with the terms hereof.

     The number of shares of Common Stock issuable upon exercise of the Warrants (the "Warrant Shares") and the Exercise Price may be adjusted from time to time as hereinafter set forth.

     1. Subject to the provisions of Section 2, this Warrant may be exercised during the Exercise Period, as to the whole or any lesser number of whole Warrant Shares, by transmission by telecopy of the Election to Exercise, followed within three (3) business days by the surrender of this Warrant (with the Election to Exercise attached hereto duly executed) to the Company at its office at 1001 Fourth Avenue, Suite 2200, Seattle, Washington 98154, or at such other place as is designated in writing by the Company, together with a certified or bank cashier's check payable to the order of the Company in an amount equal to the product of the Exercise Price and the number of Warrant Shares for which this Warrant is being exercised (the "Aggregate Exercise Price"). Alternatively, this Warrant may be exercised in the manner set forth in the preceding sentence by surrendering this Warrant in exchange for the number of Warrant Shares equal to the product of (x) the number of shares of Common Stock as to which this Warrant is being exercised, multiplied by (y) a fraction, the numerator of which is the Market Price (as defined below) of the shares of Common Stock minus the Exercise Price of the shares of Common Stock and the denominator of which is the Market Price per share of Common Stock. Solely for the purposes of this Section 1 Market Price shall be calculated either (i) on the date on which the form of election attached hereto is deemed to have been sent to the Company pursuant to this
Section 1 ("Notice Date") or (ii) as the average of the Market Price for each of the five trading days immediately preceding the Notice Date, whichever of
(i) or (ii) results in a greater Market Price. As used herein, the phrase "Market Price" at any date shall be deemed to be the last reported sale price, or, in case no such reported sale takes place on such day, the average of the last reported sale prices for the last three (3) trading days, in either case as officially reported by the principal securities exchange on which the Common Stock is listed or admitted to trading, or, if the Common Stock is not listed or admitted to trading on any national securities exchange, the average closing sale price as furnished by the NASD through The

Nasdaq Stock Market, Inc. ("Nasdaq") or similar organization if Nasdaq is no longer reporting such information, or if the Common Stock is not quoted on Nasdaq, as determined in good faith by resolution of the Board of Directors of the Company, based on the best information available to it.

     2. Upon each exercise of the Holder's rights to purchase Warrant Shares, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the transfer books of the Company shall then be closed or certificates representing such Warrant Shares shall not then have been actually delivered to the Holder. Within five (5) business days after each such exercise of this Warrant and receipt by the Company of this Warrant, the Election to Exercise and the Aggregate Exercise Price, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or its designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares (or portions thereof) subject to purchase hereunder.

     3. Any Warrants issued upon the transfer or exercise in part of this Warrant shall be numbered and shall be registered in a warrant register (the "Warrant Register") as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration of transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge of the general counsel of the Company that a fiduciary or nominee is committing a breach of trust in requesting such registration of transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares (or portions thereof), upon surrender to the Company or its duly authorized agent. Notwithstanding anything contained herein to the contrary, the Company shall have no obligation to cause Warrants to be transferred on its books to any person if, in the opinion of counsel to the Company, such transfer does not comply with the provisions of the Act and the rules and regulations thereunder.

     4. The Company shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, shall be validly issued, fully paid, nonassessable, and free of preemptive rights.

     5. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as follows:

          (a) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock, in each case, in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be adjusted so that it shall equal the price determined by multiplying the Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such action, and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such action. Such adjustment shall be made successively whenever any event listed above shall occur.

          (b) In the event that the Company shall sell or issue at any time after the date of issuance of this Warrant and prior to its termination, shares of Common Stock at a consideration per share less than the Exercise Price, then the Exercise Price shall be adjusted to a new Exercise Price (calculated to the nearest cent) determined by dividing:

               (i) an amount equal to (A) the total number of shares of Common Stock outstanding on the date of issuance of this Warrant multiplied by the Exercise Price in effect on the date of issuance of this Warrant (subject, however, to adjustment in the manner set forth in this Section 5), plus (B) the aggregate of the amount of all consideration, if any, received by the Company for the issuance or sale of shares of Common Stock since the date of issuance of this Warrant, by

               (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale.

In no event shall any such adjustment be made pursuant to this Section 5(b) if it would increase the Exercise Price in effect immediately prior to such adjustment. Upon each adjustment of the Exercise Price pursuant to this
Section 5(b), the holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of Warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment. In addition, in no event shall the issuance of shares of Common Stock pursuant to options and/or warrants which are outstanding as of the date of the issuance of this Warrant trigger the dilution provisions of this Section 5(b).

          (c) Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 5, the number of Warrant Shares issuable upon the exercise at the adjusted Exercise Price of each Warrant shall be adjusted to the nearest number of whole shares of Common Stock by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

          (d) For the purpose of this Warrant, the term "Common Stock" shall mean (i) the class of stock designated as Common Stock in the Articles of Incorporation of the Company as amended as of the date hereof, or (ii) any other class of stock resulting from successive changes or reclassifications of such Common Stock consisting solely of changes in par value, or from par value to no par value, or from no par value to par value.

          (e) In case of any consolidation of the Company with, or merger of the Company into, another corporation (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation formed by such consolidation or merger shall execute and deliver to the Holder a supplemental warrant agreement providing that the Holder of this Warrant shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger by a holder of the number of shares of Common Stock for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in this Section 5. The above provision of this subsection shall similarly apply to successive consolidations or mergers.

          (f) No adjustment in the number of Warrant Shares shall be required if such adjustment is less than one; PROVIDED, HOWEVER, that any adjustments which by reason of this Section 5(f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one-thousandth of a share.

          (g) In any case in which this Section 5 shall require that an adjustment in the number of Warrant Shares be made effective as of a record date for a specified event, the Company may elect to defer, until the occurrence of such event, issuing to the Holder, if the Holder exercised this Warrant after the record date, the Warrant Shares, if any, issuable upon such exercise over and above the Warrant Shares, if any, issuable upon such exercise prior to such adjustment; PROVIDED, HOWEVER, that the Company shall deliver to the Holder a due bill or other appropriate instrument evidencing the Holder's right to receive such additional Warrant

Shares upon the occurrence of the event requiring such adjustment.

          (h) Whenever there shall be an adjustment as provided in this
Section 5, the Company shall promptly cause written notice thereof to be sent by certified mail, postage prepaid, to the Holder, at its address as it shall appear in the Warrant Register, which notice shall be accompanied by an officer's certificate setting forth the number of Warrant Shares issuable upon the exercise of this Warrant if such Warrant were exercisable on the date of such notice, and setting forth a brief statement of the facts requiring such adjustment and the computation thereof, which officer's certificate shall be conclusive evidence of the correctness of any such adjustment absent manifest error.

     6.       In case at any time the Company shall propose

              (a) to pay any dividend or make any distribution on shares of Common Stock in shares of Common Stock or make any other distribution (other than regularly scheduled cash dividends which are not in a greater amount per share than the most recent such cash dividend) to all holders of Common Stock; or

              (b) to issue any rights, warrants, or other securities to all holders of Common Stock entitling them to purchase any additional shares of Common Stock or any other rights, warrants, or other securities; or

              (c) to effect any reclassification or change of outstanding shares of Common Stock, or any consolidation or merger, described in Section 7; or

              (d) to effect any liquidation, dissolution, or winding-up of the Company,

then, and in any one or more of such cases, the Company shall give written notice thereof, by registered mail, postage prepaid, to the Holder at the Holder's address as it shall appear in the Warrant Register, mailed at least 15 days prior to (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such dividend, distribution, rights, warrants, or other securities are to be determined, or (ii) the date on which any such reclassification, change of outstanding shares of Common Stock, consolidation, merger, liquidation, dissolution, or winding-up is expected to become effective, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, change of outstanding shares, consolidation, merger, sale, lease, conveyance of property, liquidation, dissolution, or winding-up.

     7. The issuance of any shares or other securities upon the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance, other than applicable transfer taxes. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     (8) (a) If, at any time during the Exercise Period, the Company proposes to register any of its securities under the Act (other than on a Form S-4 or a Form S-8 or successor form thereto) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders of this Warrant or the Warrant Shares of its intention to do so. If any of the Holders of this Warrant or the Warrant Shares notify the Company within twenty (20) days after mailing of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Holders the opportunity to have any such Warrant Shares registered under such registration statement. In the event that the managing underwriter for said offering advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without causing a diminution in the offering price or otherwise adversely affecting the offering, the Company will include in such registration (a) FIRST, the securities the Company proposes to sell, (b) SECOND, the securities held by entities that made have demand registration rights, (c) THIRD, the Warrant Shares requested to be included in such registration which in the opinion of such underwriter can be sold, PRO RATA among those persons having registration rights similar those set forth in this Section 8 who requested such registration, and (d) FOURTH, other securities requested to be included in such registration. Notwithstanding the provisions of this Section 8, the Company shall have the right at any time after it shall have given written notice pursuant to this
SECTION 9.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement or to withdraw the same after the filing but prior to the effective date thereof.

          (b) At any time during the one (1) year period commencing on the date of the issuance of this Warrant, the Holder shall have the right, exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission, on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Holder, in order to comply with the provisions of the Act, so as to permit a public offering and sale by the Holder. The Company shall use its commercially reasonable efforts to have such registration statement filed with and declared effective by the Commission within one hundred twenty (120) days of receipt of the notice from the Holder.

     9. Unless registered as contemplated by Section 8 hereof, the Warrant Shares issued upon exercise of the Warrants shall be subject to a stop transfer order and the certificate or certificates evidencing such Warrant Shares shall bear the following legend:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SHARES MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT. SUCH SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER CONTAINED IN A WARRANT, DATED JANUARY 26, 1998, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY."

     10. Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses and, if reasonably requested, an indemnity reasonably acceptable to the Company, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     11. The Holder of any Warrant shall not have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

    12. This Warrant shall be construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

Dated: January 26, 1998

                                    OLYMPIC CASCADE FINANCIAL CORPORATION


                                    By:
                                       ----------------------------------
                                       Name:   Steven A. Rothstein
                                       Title:  Chairman

                                  FORM OF ASSIGNMENT

(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, ________________________________________________
hereby sells, assigns, and transfers unto __________________ a Warrant to purchase __________ shares of Common Stock, $.02 par value per share, of Olympic Cascade Financial Corporation (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________________________________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

Dated:
      -------------------

                    Signature
                             ---------------------------------------------


Signature Guaranteed:


                                        NOTICE


     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:  Olympic Cascade Financial Corporation
     1001 Fourth Avenue
     Suite 2200
     Seattle, Washington 98154



                                 ELECTION TO EXERCISE


          The undersigned hereby exercises his or its rights to purchase _______ Warrant Shares covered by the within Warrant and tenders payment herewith [in the amount of $_________] [in the form of ________ number of Warrant Shares] in accordance with the terms thereof, certifies that he owns this Warrant free and clear of any and all claims, liens and/or encumbrances and requests that certificates for such securities be issued in the name of, and delivered to:

                         ------------------------------------

                         ------------------------------------

                         ------------------------------------
                       (Print Name, Address and Social Security
                            or Tax Identification Number)

     and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.


     Dated:                             Name
           ----------------------           -------------------
                                                 (Print)

     Address:
             ------------------------------------------------



                                          --------------------------
                                              (Signature)